Exhibit 99.1

                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                          }     CASE NUMBER
                                }     02-10835
                                }
The NewPower Company, et. al.   }     JUDGE   W. Homer Drake, Jr.
                                }
DEBTORS                         }     CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                          FROM 10/31/05 To 11/30/2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                      Paul Ferdinands
                                      ------------------
                                      Attorney for Debtor

Debtor's Address                      Attorney's Address
and Phone Number                      and Phone Number

P.O. Box 17296                        191 Peachtree St.
Stamford, Ct 06907                    Atlanta, GA 30303
Tel: (203) 329-8412                   Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                             Post Petition
                                                        Totals

For Period from October 31, 2005 through November 30, 2005

Opening Cash Balance -10/31/05                         $ 51,881

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                          29
----------------------------------------------------------------
Total Inflows                                                29
------------------------------------------------------------------------------

                                                   Distribution of Outflows
Outflows:                                              NewPower        The NewPower
Post Petition:                                      Holdings, Inc.       Company
--------------                                      --------------       -------

Professionals - Bankruptcy                                   30                30
Consulting Fees
Lockbox Fees
Supplies & Misc
Rent                                                          1                 1
Insurance                                                   400               400
Utilities (Heat, Hydro, Phone, etc.)                          0                 0
Payroll (inlcuding tax payments & fees)                       8                 8
T&E Reimbursements
State Tax Payments
Distribution to Equity
---------------------------------------------------------------------------------------------------
Total Outflows                                              438               438
---------------------------------------------------------------------------------------------------

----------------------------------------------------------------
Net Cash Flows                                             (409)
----------------------------------------------------------------

                                                   -------------
Closing Cash Balance                                   $ 51,472
===================================================-------------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                           (34,583)

                                                                  Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from October 31, 2005 through November 30, 2005
Amounts in $000's


Accounts Receivable at Petition Date:            $ 75,200


Beginning of Month Balance*  - Gross             $ 13,476 (per 10/31/05 G/L)
PLUS:  Current Month New Billings                       -
LESS:  Collections During the Month                     -
                                             -------------

End of Month Balance - Gross                     $ 13,476 (per 11/30/05 G/L)
Allowance for Doubtful Accounts                   (13,476)
                                             -------------

End of Month Balance - Net of Allowance          $      -
                                             =============

                                        Note: The accounts receivable aging
                                              below relates only to deliveries
                                              to customers subsequent to the
                                              June 11, 2002 petition date.



                          AR Aging for Post Petition Receivables

                            Current     > 30 days    > 60 days      Total
                          ----------------------------------------------------

                          $       -     $      -     $    111       $  111

                                                                  Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from October 31, 2005 through November 30, 2005
Amounts in $000's


See attached System Generated A/P reports as of 11/31/2005 (Attachments 2A and
2B).


Beginning of Period Balance                  $ 171 (per 10/31/05 G/L)
PLUS:  New Indebtedness Incurred                30
LESS:  Amounts Paid on A/P                     (42)
                                    ---------------

End of Month Balance                         $ 160 (per 11/30/05 G/L)
                                    ===============

                             The New Power Company                  Exhibit 2A
                             Vendor Balance Detail
                            As of November 30, 2005

                                     Date         Amount        Balance
                                  ------------  ------------  ------------
Archivesone                                                          0.00
                                   11/15/2005        419.10        419.10
                                   11/15/2005       -419.10          0.00
                                                ------------  ------------
Total Archivesone                                      0.00          0.00

Department of Revenue Serv. Ct                                       0.00
                                   11/15/2005         95.00         95.00
                                   11/15/2005        -95.00          0.00
                                                ------------  ------------
Total Department of Revenue Serv. Ct                   0.00          0.00

Kaster Moving Co. Inc.                                               0.00
                                   11/15/2005         82.50         82.50
                                   11/15/2005        -82.50          0.00
                                                ------------  ------------
Total Kaster Moving Co. Inc.                           0.00          0.00

Mellon Investors Services, LLC                                       0.00
                                   11/15/2005      1,367.84      1,367.84
                                   11/15/2005     -1,367.84          0.00
                                                ------------  ------------
Total Mellon Investors Services, LLC                   0.00          0.00

Parker, Hudson, Rainer & Dobbs                                       0.00
                                   11/15/2005      2,902.22      2,902.22
                                   11/15/2005     13,389.95     16,292.17
                                   11/15/2005    -16,292.17          0.00
                                                ------------  ------------
Total Parker, Hudson, Rainer & Dobbs                   0.00          0.00

Poorman-Douglas Corporation                                          0.00
                                   11/15/2005        731.99        731.99
                                   11/15/2005       -731.99          0.00
                                                ------------  ------------
Total Poorman-Douglas Corporation                      0.00          0.00

Sidley Austin Brown & Wood                                           0.00
                                   11/15/2005      8,519.36      8,519.36
                                   11/15/2005     -8,519.36          0.00
                                                ------------  ------------
Total Sidley Austin Brown & Wood                       0.00          0.00

SNET                                                                 0.00
                                   11/15/2005         10.90         10.90
                                   11/15/2005        130.61        141.51
                                   11/15/2005        -10.90        130.61
                                   11/15/2005       -130.61          0.00
                                                ------------  ------------
Total SNET                                             0.00          0.00

U.S. Trustee Program Payment Center                                  0.00
                                   11/15/2005        250.00        250.00
                                   11/15/2005      2,500.00      2,750.00
                                   11/15/2005       -250.00      2,500.00
                                   11/15/2005     -2,500.00          0.00
                                                ------------  ------------
Total U.S. Trustee Program Payment Center              0.00          0.00
                                                ------------  ------------
                                                       0.00          0.00
                                                ============  ============

                             The New Power Company                  Exhibit 2B
                              Unpaid Bills Detail
                            As of November 30, 2005






                                                Open Balance
                                              ------------------

              Franchise Tax Liability                158,379.17
              Payroll Tax Liablility                   2,056.84
                                              ------------------
                                              ------------------
                                                     160,436.01
                                              ------------------
                                              ------------------
          TOTAL                                      160,436.01
                                              ==================

                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from October 31, 2005 through November 30, 2005
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date          $ 15,587


Inventory at Beginning of Period                 $ - (per 10/31/05 G/L)
PLUS:  Inventrory Purchased                        -
LESS:  Inventory Used or Sold                      -
                                       --------------

End of Month Balance                             $ - (per 11/30/05 G/L)
                                       ==============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date                  $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period              $ -
Less:  Depreciation Expense                        -
Less:  Dispositions                                -
Add:  Purchases                                    -
                                       --------------

Fixed Assets at End of Period                    $ -
                                       ==============

                                                                  Attachment 4
                                                                  Page 1 of 16


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              11/01/2005-11/30/2005

Name of Bank:                  JP Morgan Chase
Branch:                        New York ABA # 021000021
Account Name:                  The New Power Company Concentration Account
Account Number:
Purpose of Account:            Concentration Account

Beginning Balance                     $       1,096,537.72
Total Deposits                        $           1,988.57
Total Payments                        $         438,367.24
Closing Balance                       $         660,159.05
Service Charges                       $             249.42

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A

                                                                  Attachment 4
                                                                  Page 2 of 16


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              11/01/2005-11/30/2005

Name of Bank:                  JP Morgan Chase
Branch:                        New York ABA # 021000021
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            Money Market

Beginning Balance                     $      16,231,239.53
Total Deposits                        $           8,671.48
Total Payments
Closing Balance                       $      16,239,911.01
Service Charges                       $                  -

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A

                                                                  Attachment 4
                                                                  Page 3 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         11/01/2005-11/30/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Reserve Account
Account Number:
Purpose of Account:       Reserve for Shareholder Distributions

Beginning Balance                     $      34,565,118.40
Total Deposits                        $          18,466.30
Total Payments
Closing Balance                       $      34,583,584.70
Service Charges                       $                  -

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A

April 2005 Interest                   $          18,396.07
May 2005 Interest                     $          19,019.43
June 2005 Interest                    $          18,416.06
July 2005 Interest                    $          19,040.10
August 2005 Interest                  $          19,142.10
September 2005 Interest               $          18,354.76
October 2005 Interest                 $          19,071.31
November 2005 Interest                $          18,466.30
Interest Calculations:



                                  Shares               Distribution             2004 Int.               Q1 2005
Lana Pai                                1,032,000             608,880.00                 729.73                  947.70
Enron Energy Services                   8,650,400           5,103,736.00               6,116.75                7,943.81
Cortez Energy Services                  5,000,000           2,950,000.00               3,535.53                4,591.59
McGarrett I,  LLC                       6,766,400           3,653,856.00               4,379.09                5,687.12
McGarrett II,  LLC                      8,458,200           4,567,428.00               5,473.99                7,109.06
McGarrett III, LLC                      2,791,800           1,507,572.00               1,806.80                2,346.49

Surfboards & Co.- warrants              5,404,800           2,918,592.00               3,497.89                4,542.70
EES Warrant Trust - warrants           24,117,800          13,023,612.00              15,608.59               20,270.86
Ari Benacerraf- options                    10,000               5,400.00                   6.47                    8.40

                                                  ------------------------------------------------------------------------------
                                                           34,339,076.00              41,154.84               53,447.73



                                       Q2 2005                Q3 2005                 Oct-05                  Nov-05
Lana Pai                                  989.97               1,002.48                  338.16                 327.43
Enron Energy Services                   8,298.11               8,402.96                2,834.52               2,744.60
Cortez Energy Services                  4,796.38               4,856.97                1,638.38               1,586.40
McGarrett I,  LLC                       5,940.77               6,015.83                2,029.29               1,964.91
McGarrett II,  LLC                      7,426.14               7,519.96                2,536.67               2,456.20
McGarrett III, LLC                      2,451.15               2,482.12                  837.28                 810.72

Surfboards & Co.- warrants              4,745.31               4,805.26                1,620.93               1,569.51
EES Warrant Trust - warrants           21,174.96              21,442.49                7,233.08               7,003.62
Ari Benacerraf- options                     8.78                   8.89                    3.00                   2.90

                                  ----------------------------------------------------------------------------------------
                                       55,831.56              56,536.96               19,071.31              18,466.30


                                  Balance
Lana Pai                               613,215.48
Enron Energy Services                5,140,076.75
Cortez Energy Services               2,971,005.24
McGarrett I,  LLC                    3,679,873.00
McGarrett II,  LLC                   4,599,950.01
McGarrett III, LLC                   1,518,306.55
                                                -
Surfboards & Co.- warrants           2,939,373.61
EES Warrant Trust - warrants        13,116,345.61
Ari Benacerraf- options                  5,438.45

                                  ----------------
                                    34,583,584.70

                                                                  Attachment 4
                                                                  Page 4 of 16


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              11/01/2005-11/30/2005

Name of Bank:                  JP Morgan Chase
Branch:                        Syracuse, NY
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            Controlled Disbursements (A/P)

Beginning Balance                                    $0.00
Total Deposits                                 $438,117.26
Total Payments                                 $438,117.26
Closing Balance                                      $0.00
Service Charges                 N/A

First Check issued this Period                      200796
Last Check issued this Period                       200809
Total # of checks issued this Period                                   14

                                                                  Attachment 4
                                                                  Page 5 of 16


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              11/01/2005-11/30/2005

Name of Bank:                  JP Morgan Chase
Branch:                        Syracuse, NY
Account Name:                  NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:            Controlled Disbursements (Customer Refunds)

Beginning Balance                                    $0.00
Total Deposits                                       $0.00
Total Payments                                       $0.00
Closing Balance                                      $0.00
Service Charges                 N/A

First Check issued this Period                             NA
Last Check issued this Period                              NA
Total # of checks issued this Period                       NA

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              11/01/2005-11/30/2005

Name of Bank:                  JP Morgan Chase
Branch:                        New York ABA # 021000021
Account Name:                  NewPower ACH Account
Account Number:
Purpose of Account:            ACH (T&E)

Beginning Balance                                    $0.00
Total Deposits                                       $0.00
Total Payments                                       $0.00
Closing Balance                                      $0.00
Service Charges                 N/A

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              11/01/2005-11/30/2005

Name of Bank:                  First Union/ Wachovia
Branch:                        Herndon, VA  ABA # 051400549
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            Natural Gas Collections

Beginning Balance                                    $0.00
Total Deposits                                       $0.00
Total Payments                                       $0.00
Closing Balance                                      $0.00
Service Charges                 N/A

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              11/01/2005-11/30/2005

Name of Bank:                  First Union/ Wachovia
Branch:                        Charlotte, NC ABA # 053000219
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            Power/ IBM Collections

Beginning Balance                                    $0.00
Total Deposits                                       $0.00
Total Payments                                       $0.00
Closing Balance                                      $0.00
Service Charges                                      $0.00

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              11/01/2005-11/30/2005

Name of Bank:                  JP Morgan Chase
Branch:                        New York ABA # 021000021
Account Name:                  NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:            Payroll

Beginning Balance                                    $0.00
Total Deposits                                       $0.00
Total Payments                                       $0.00
Closing Balance                                      $0.00
Service Charges                 N/A

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 16


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              11/01/2005-11/30/2005

Name of Bank:                  JP Morgan Chase
Branch:                        New York ABA # 021000021
Account Name:                  NewPower Enron Segregated A/C
Account Number:
Purpose of Account:            Concentration Account

Beginning Balance                                    $0.00
Total Deposits                                       $0.00
Total Payments                                       $0.00
Closing Balance                                      $0.00
Service Charges                 N/A

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 16


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              11/01/2005-11/30/2005

Name of Bank:                  Royal Bank of Canada
Branch:                        Ontario Transit # 00192
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            CAN$ Operating A/C

Beginning Balance                                    $0.00 CAN$
Total Deposits
Total Payments                                       $0.00
Closing Balance                                      $0.00
Service Charges                       $                -

First Check issued this Period                             NA
Last Check issued this Period                              NA
Total # of checks issued this Period                        0


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 16


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              11/01/2005-11/30/2005

Name of Bank:                  First Union/ Wachovia
Branch:                        Charlotte, NC ABA # 053000219
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            Power/AES Collections

Beginning Balance                                    $0.00
Total Deposits                                       $0.00
Total Payments                                       $0.00
Closing Balance                                      $0.00
Service Charges                 N/A

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 16


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              11/01/2005-11/30/2005

Name of Bank:                  Royal Bank of Canada
Branch:                        Ontario Transit # 00192
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            US$ A/C

Beginning Balance                                    $0.00
Total Deposits                                       $0.00
Total Payments                                       $0.00
Closing Balance                                      $0.00
Service Charges                 N/A

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 16


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              11/01/2005-11/30/2005

Name of Bank:                  JP Morgan Chase
Branch:                        New York ABA # 021000021
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            WildCard ATM Settlement

Beginning Balance                                    $0.00
Total Deposits                                       $0.00
Total Payments                                       $0.00
Closing Balance                                      $0.00
Service Charges                 N/A

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 15 of 16


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              11/01/2005-11/30/2005

Name of Bank:                  JP Morgan Chase
Branch:                        Syracuse, NY
Account Name:                  NewPower Holdings, Inc.
Account Number:
Purpose of Account:            Controlled Disbursements (A/P)

Beginning Balance                                    $0.00
Total Deposits                                       $0.00
Total Payments                                       $0.00
Closing Balance                                      $0.00
Service Charges                 N/A

First Check issued this Period                             None
Last Check issued this Period                              None
Total # of checks issued this Period                       None


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 16 of 16


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              11/01/2005-11/30/2005

Name of Bank:                  Credit Suisse Asset Management
Branch:                        466 Lexington Ave.  NY, NY 10017-3140
Account Name:                  NewPower Holdings, Inc.
Account Number:
Purpose of Account:            Short Term Cash Mgmt Portfolio

Beginning Balance                                    $0.00
Total Deposits                                       $0.00
Total Payments                                       $0.00
Closing Balance                                      $0.00
Service Charges                 N/A

First Check issued this Period                                        N/A
Last Check issued this Period                                         N/A
Total # of checks issued this Period                                  N/A


                                ACCOUNT CLOSED

                             The New Power Company                   Exhibit 5
                                 Check Detail
                                 November 2005

   Num          Date                      Name                     Paid Amount
----------   -----------  --------------------------------------  --------------

EFT          11/27/2005   United States Treasury                       3,495.74
EFT          11/27/2005   United States Treasury                       8,452.04
200796       11/15/2005   M. Patricia Foster                           3,606.81
200797       11/15/2005   CT Commissioner of Revenue Services            252.08
200798       11/15/2005   CT Commissioner of Revenue Services            252.08
200799       11/15/2005   Archivesone                                    419.10
200800       11/15/2005   Kaster Moving Co. Inc.                          82.50
200801       11/15/2005   U.S. Trustee Program Payment Center            250.00
200802       11/15/2005   U.S. Trustee Program Payment Center          2,500.00
200803       11/15/2005   Department of Revenue Serv. Ct                  95.00
200804       11/15/2005   SNET                                            10.90
200805       11/15/2005   SNET                                           130.61
200806       11/15/2005   Mellon Investors Services, LLC               1,367.84
200807       11/15/2005   Poorman-Douglas Corporation                    731.99
200808       11/15/2005   Parker, Hudson, Rainer & Dobbs              16,292.17
200809       11/15/2005   Sidley Austin Brown & Wood                   8,519.36

                                                                  Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from October 31, 2005 through November 30, 2005
Amounts in $000's

Taxes Paid During the Month

Federal Employment Taxes                    11.9
State Employment Taxes                       0.6




Taxes Owed and Due

Payroll Tax Liability                        2.0

                                                                 Attachemtn 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from October 31, 2005 through November 30, 2005
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                             Full Time   Part Time
# of Employees at beginning of period                              1
# hired during the period                              -           -
# terminated/resigned during period                    -           -
                                            -------------------------
# employees on payroll - end of period                 0           1
                                            =========================

# of employees on temporary consulting assignments                 0

Confirmation of Insurance
-------------------------

See supplemental attachment.*

*  Omitted

                                                                 Attachment 7B
                                                                (Supplemental)


                               Payments made to insiders 11/01/05 -11/30/05
Payments are in gross amts

                       Title               Amount       Date          Type

FOSTER, MARY           President & CEO       $ 5,208.33    11/15/2005 Salary for pay period 11/01 - 11/15
                                             $ 5,208.33    11/31/2005 Salary for pay period 11/16 - 11/30




                                          --------------

                                            $ 10,416.67
                                          ==============

                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from October 31, 2005 through November 30, 2005

None